                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               FTP SOFTWARE, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)   Title of each class of securities to which transaction applies:

      2)   Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)   Proposed maximum aggregate value of transaction:

      5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount previously paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:

[FTP LOGO]
                               FTP SOFTWARE, INC.


                                  2 High Street
                       North Andover, Massachusetts 01845

                               ------------------


                  NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS

                                  June 11, 1998

                               ------------------



         The 1998 Annual Meeting of Stockholders (the "Meeting") of FTP Software, Inc. (the "Company") will be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts at 10:00 a.m., local time, on Thursday, June 11, 1998, for the following purposes:

         1.    To elect two Class II Directors;

         2. To approve an amendment to the FTP Software, Inc. 1996 Executive Equity Incentive Plan to (a) increase the total number of shares of the Company's Common Stock with respect to which awards may be granted from 1,500,000 to 2,100,000 and (b) increase the total number of shares of the Company's Common Stock with respect to which restricted stock awards may be granted from 100,000 to 200,000;

         3. To approve the FTP Software, Inc. Amended and Restated 1993 Non-Employee Directors' Stock Option Plan; and

         4. To transact any other business that may properly come before the Meeting or any postponement or adjournment of the Meeting.

         Stockholders of record at the close of business on April 14, 1998 are entitled to notice of, and to vote at, the Meeting.

         Whether or not you plan to be personally present at the Meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope. You may revoke your proxy at any time before it is voted by following the instructions on page one of the accompanying Proxy Statement.


                                            By Order of the Board of Directors

                                            /s/ Douglas F. Flood

                                            Douglas F. Flood
                                            Clerk

North Andover, Massachusetts
April 27, 1998

                       1998 ANNUAL MEETING OF STOCKHOLDERS

                                  June 11, 1998


                            -------------------------

                                 PROXY STATEMENT

                            -------------------------


         The enclosed proxy is solicited on behalf of the Board of Directors of FTP Software, Inc. ("FTP" or the "Company") to be voted at the 1998 Annual Meeting of Stockholders of the Company to be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts on Thursday, June 11, 1998, at 10:00 a.m., local time, and at any postponement or adjournment of that meeting (the "Meeting").

         Shares of the Company's common stock, par value $.01 per share ("Common Stock"), represented by proxies in the form enclosed, if properly executed and returned and not revoked, will be voted as specified in the proxies. Where no specification is made, the shares will be voted in favor of the election of the nominees for director named below under "Election of Directors," in favor of the proposal to approve the amendment to the FTP Software, Inc. 1996 Executive Equity Incentive Plan described below (the "Executive Incentive Plan Proposal") and in favor of the proposal to approve the FTP Software, Inc. Amended and Restated 1993 Non-Employee Directors' Stock Option Plan described below (the "Non-Employee Directors' Plan Proposal").

         To be voted, proxies must be delivered to the Clerk of the Company before the vote at the Meeting. Each stockholder who has given a proxy may revoke it any time before it is voted at the Meeting, either (i) by delivering to the Clerk of the Company, before the vote at the Meeting, a written notice bearing a date later than the date of the proxy and stating that the proxy is revoked, (ii) by signing and delivering to the Clerk of the Company, before the vote at the Meeting, another proxy relating to the same shares and bearing a later date or (iii) by attending the Meeting and voting in person (although attendance at the Meeting will not, by itself, revoke a proxy).

         FTP's Annual Report to Shareholders for the year ended December 31, 1997 accompanies this Proxy Statement. This Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about April 30, 1998. Our principal executive offices are located at 2 High Street, North Andover, Massachusetts 01845.

         FTP will pay the cost of solicitation of proxies, which will primarily be by mail. Directors, officers and employees of FTP may also solicit proxies, by telephone or telecopy or in person. Those persons will not receive additional compensation for such solicitation, but may be reimbursed for their related out-of-pocket expenses. The Company has retained Morrow & Company, Inc. to assist in the solicitation of proxies for the Meeting, at a cost to the Company of approximately $7,000 plus reimbursement of reasonable expenses. FTP will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries holding shares of Common Stock for their reasonable expenses in sending proxy materials to the beneficial owners of such shares.

         Only holders of record of the Common Stock at the close of business on April 14, 1998 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 34,651,198 shares of Common Stock outstanding and 420 record holders of the Common Stock (although FTP has been informed that there were approximately 17,000 beneficial owners of the Common Stock as of that date). Each share of Common Stock outstanding as of the Record Date is entitled to one vote on each matter to come before the Meeting. As of the Record Date, the directors and executive officers of the Company beneficially owned a total of 2,442,459 shares of Common Stock, representing approximately 7% of the shares of Common Stock outstanding on that date.

                              ELECTION OF DIRECTORS

         The Company's Restated Articles of Organization, as amended (the "Articles"), and Amended and Restated By-laws (the "By-laws") provide for the classification of the Company's Board of Directors (the "Board of Directors" or the "Board") into three classes, as nearly equal in number as possible. The terms of these classes are staggered, so that only one class is elected each year, with each director elected for a three-year term or until his or her successor is duly elected and qualified. The Board of Directors presently consists of six persons, two of whom are serving as Class II Directors. The terms of the current Class II Directors will expire at the Meeting, and two Class II Directors are to be elected at the Meeting to serve for a term of three years expiring at the 2001 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

         Each proxy that has been properly executed and returned, and is not revoked, will be voted in accordance with the instructions indicated on the proxy. IF NO DIRECTION IS INDICATED, THE PERSONS NAMED IN THE ENCLOSED PROXY INTEND TO VOTE THE PROXY IN FAVOR OF THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED BELOW (THE "NOMINEES").

         It is expected that the Nominees (each of whom is now a director of FTP) will be able to serve. If either Nominee is not able to serve, each proxy will be voted either for a substitute nominee designated by the Board or to reduce the number of directors constituting the whole Board of Directors, as determined by the persons named in the enclosed proxy in their discretion, unless instructions are given to the contrary on the proxy.

         The name, age and other information relating to the Nominees and to the other directors of the Company are as follows:


                                  NOMINEES FOR CLASS II DIRECTOR --
                                          TERMS EXPIRE 2001

     NAME          AGE                 PRINCIPAL OCCUPATION                       DIRECTOR SINCE(1)
     ----          ---                 --------------------                       -----------------

Kevin J. Burns      48    Chairman of the Board of INTERSOLV, Inc., a developer         1997
                          of application enablement software for client/server
                          and Internet based information systems, since 1990;
                          President and Chief Executive Officer of INTERSOLV
                          from 1986 to May 1995 and October 1996, respectively.
                          Mr. Burns also serves as a director of Object Design,
                          Inc., a database management systems developer.

Vinton G. Cerf(2)   54    Senior Vice President of Internet Architecture and            1994
                          Engineering of the Engineering Division of MCI
                          Telecommunications, Inc. since February 1994; member
                          of the Board of Trustees of the Internet Society since
                          1992; President of the Internet Society from 1992 to
                          1995; Vice President of the Corporation for National
                          Research Initiatives from 1986 through February 1994.


                                  INCUMBENT CLASS III DIRECTORS --
                                          TERMS EXPIRE 1999

     NAME          AGE                 PRINCIPAL OCCUPATION                       DIRECTOR SINCE(1)
     ----          ---                 --------------------                       -----------------

Glenn C. Hazard     45    President since April 1996, Chief Executive Officer           1996
                          since October 1996 and Chairman of the Board since
                          April 1997; Chief Operating Officer from April to
                          October 1996; Senior Vice President of Business
                          Transformation of Legent


                          Corporation, a systems management software company, from March to November 1995; various management positions with AT&T Corp. and its subsidiaries from 1983 to 1995, including Senior Vice President of
                          Business Transformation of AT&T Corp. from June 1994 to March 1995, Vice President of Business Process
                          Reengineering of AT&T Global Information Systems from
                          September 1993 to June 1994 and Vice President of
                          Process Reengineering of AT&T Global Business
                          Communications Systems from August 1992 to September
                          1993.

Louise M. Crom-     53    Senior Counsel, Shaw, Pittman, Potts & Trowbridge, a          1995
well (formerly            Washington, D.C. law firm, since January 1998; partner
Louise A.                 with such firm from 1984 to December 1997.
Mathews)


                                   INCUMBENT CLASS I DIRECTORS --
                                          TERMS EXPIRE 2000

     NAME          AGE                 PRINCIPAL OCCUPATION                       DIRECTOR SINCE(1)
     ----          ---                 --------------------                       -----------------

David D. Clark      54    Senior Research Scientist at the Massachusetts                1995
                          Institute of Technology Laboratory for Computer
                          Science since 1973; since the mid-1970's, involved in
                          the development of the Internet protocol suite;
                          Chairman of the Internet Activities Board from 1981 to
                          1989. Dr. Clark also serves as a director of Proteon,
                          Inc.

F. David Fowler     64    Dean of the School of Business and Public Management          1994
                          at The George Washington University from July 1992 to
                          June 1997; partner in the firm of KPMG Peat Marwick
                          from 1969 to 1992. Mr. Fowler also serves as a
                          director of FBR Funds, a registered investment
                          company.


----------
(1) Dates shown indicate the year in which the individual began serving as a director of the Company.
(2) John A. Kimberley resigned as a Class II Director on December 17, 1997. In order to equalize the number of directors in each class, in April 1998 Dr. Cerf, formerly a Class III Director, resigned from Class III and was appointed by the Board to Class II, and the size of Class III was decreased from three to two directors.

BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held 13 meetings during 1997. Each incumbent director attended at least 75% of the Board meetings and the meetings held by committees of the Board on which he or she served during that year, except for Dr. Cerf and Dr. Clark, each of whom attended 69% of such meetings. The Board of Directors currently has four standing committees, the Audit, Litigation and Compliance Review Committee, the Compensation Committee, the Stock Option Committee and the Nominating Committee.

         The Audit, Litigation and Compliance Review Committee, composed of Mr. Fowler and Ms. Cromwell, reviews with the Company's independent accountants and management the scope and results of the annual audit, the scope of other services provided by the Company's independent accountants, proposed changes in the Company's financial and accounting standards and principles, and the Company's policies and procedures with respect to its internal accounting and financial controls, and makes recommendations to the Board on the engagement of the independent accountants, as well as other matters which may come before it or as directed by the Board. This Committee also monitors such material legal proceedings as may be brought by or against the Company or any of its subsidiaries from time to time, reviews and monitors the Company's compliance with such laws and regulations as such Committee may from time to time deem appropriate and recommends the adoption of and reviews and monitors such plans and policies of the Company with respect to any such laws and regulations as such Committee may from time to time deem appropriate. This Committee held four meetings in 1997.

         The Compensation Committee, composed of Dr. Cerf, Ms. Cromwell and Mr. Fowler from January through April 1997 and Mr. Burns, Dr. Cerf and Mr. Fowler since April 1997, administers the Company's cash and stock incentive and compensation programs and performs such other duties as may from time to time be determined by the Board of Directors. This Committee held 13 meetings in 1997.

         The Stock Option Committee was formed in December 1995 to administer the grant of options under the Company's stock option plans to new employees as well as to existing employees (other than executive officers) as authorized from time to time by the Compensation Committee. This Committee, composed of David H. Zirkle, former Chairman of the Company, through February 1997 and composed of Mr. Hazard since February 1997, held eight meetings in 1997.

         The Nominating Committee was formed in October 1996 to identify, interview and evaluate candidates for election as directors of the Company from time to time and to make recommendations to the Board concerning the election of candidates that the Committee deems qualified to serve as directors of the Company (including any candidate nominated by any stockholder of the Company) and to perform such other functions as may be authorized from time to time by the Board. The Nominating Committee, composed of Ms. Cromwell, Mr. Fowler and Mr. Zirkle from January through February 1997, Ms. Cromwell, Mr. Fowler and Mr. Hazard from February through April 1997 and Mr. Burns, Ms. Cromwell and Mr. Fowler since April 1997, held no formal meetings during 1997 but held several informal meetings in connection with the election of Mr. Burns as a director in April 1997.

         Any stockholder who wishes to nominate a candidate for election as a director at the 1999 Annual Meeting of Stockholders must, pursuant to the By-laws, send a written notice to the Clerk of the Company accompanied by a petition signed by at least 100 record holders of the Company's then outstanding capital stock who together own at least 1% of the then outstanding shares entitled to vote in the election of directors. The petition must show the class, series (if any) and number of shares held by each such record holder. The notice and petition must be received at the Company's principal executive offices not less than 60 days nor more than 90 days prior to the meeting (unless less than 70 days notice or prior public disclosure of the date of the meeting is given to the Company's stockholders, in which case the notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or publicly disclosed). The notice must set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all of the information required by Regulation 14A under the Securities Exchange Act of 1934, including the nominee's written consent to being named in the applicable proxy statement as a nominee and to serving as a director if elected, and (ii) the name and address (as they appear on the Company's books) of the stockholder giving the notice and the class, series (if any) and number of shares beneficially owned by such stockholder. A candidate for director should be highly knowledgeable and experienced in a field that will be useful to the Company, and should have the ability to exercise sound business judgment. The candidate must also be willing and able to commit the time and effort needed to be an effective director.

                               SECURITY OWNERSHIP

         The following table and footnotes set forth information regarding the beneficial ownership of the Common Stock as of April 14, 1998 by (i) the chief executive officer of the Company, the other three executive officers of the Company who were serving as such at December 31, 1997 and two other individuals who would have been included among the most highly compensated executive officers of the Company for 1997 but for the fact that they were not employed or not serving as executive officers of the Company at the end of 1997 (the "Named Executive Officers"), (ii) each director of the Company, (iii) all directors and Named Executive Officers of the Company as a group and (iv) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, the only outstanding class of voting securities of the Company. Except as otherwise indicated, each of the persons named below has sole voting power and sole investment power with respect to the shares of Common Stock beneficially owned by such person.

                                                           SHARES OF COMMON
                                                       STOCK BENEFICIALLY OWNED
                                                     ---------------------------
                                                       NUMBER OF      PERCENT OF
   DIRECTORS AND NAMED EXECUTIVE OFFICERS (1)           SHARES           CLASS
   ------------------------------------------        ------------     ----------

   Glenn C. Hazard                                     275,000(2)            *
   Douglas F. Flood                                    109,875(3)            *
   John A. Kimberley(4)                              1,400,288           4.04%
   Dennis Leibl                                              0               *
   Peter R. Simkin                                     461,657(5)        1.33%
   James A. Tholen                                      75,000(6)            *
   Kevin J. Burns                                        2,936(7)            *
   Vinton G. Cerf                                       45,000(8)            *
   Louise M. Cromwell                                   28,768(9)            *
   David D. Clark                                       18,768(10)           *
   F. David Fowler                                      25,167(11)           *
   All directors and Named Executive Officers
       as a group (11 persons)                       2,442,459(12)       7.05%

   5% BENEFICIAL OWNERS
   --------------------

   Kopp Investment Advisors, Inc.                    5,767,484(13)      16.64%
   Kopp Holding Company                              5,767,484(13)      16.64%
   LeRoy C. Kopp                                     6,387,484(13)      18.43%
   6600 France Avenue South, Suite 672
   Edina, Minnesota 55435

----------
*    Less than 1%.
(1) The address of all Named Executive Officers and directors is care of FTP Software, Inc., 2 High Street, North Andover, Massachusetts 01845.
(2) Consists of 275,000 shares issuable pursuant to outstanding options exercisable within 60 days.
(3) Includes 108,200 shares issuable pursuant to outstanding options exercisable within 60 days.
(4) Mr. Kimberley resigned as a director and officer of the Company on December 17, 1997.
(5) Includes 50,000 shares issuable pursuant to outstanding options exercisable within 60 days.
(6) Consists of 75,000 shares issuable pursuant to outstanding options exercisable within 60 days.
(7) Consists of 2,936 shares issuable pursuant to outstanding options exercisable within 60 days.
(8) Consists of 45,000 shares issuable pursuant to outstanding options exercisable within 60 days.
(9) Consists of 28,768 shares issuable pursuant to outstanding options exercisable within 60 days.
(10) Consists of 18,768 shares issuable pursuant to outstanding options exercisable within 60 days.
(11) Includes 24,167 shares issuable pursuant to outstanding options exercisable within 60 days.
(12) Includes 627,839 shares issuable pursuant to outstanding options exercisable within 60 days.
(13) Based on a Schedule 13D dated February 10, 1998, Kopp Investment Advisors, Inc. ("KIA") has sole voting power with respect to 716,123 shares, sole dispositive power with respect to 160,000 shares and shared dispositive power with respect to 5,607,484 shares; Kopp Holding Company ("KHC") does not have sole or shared voting or dispositive power with respect to any of such shares; and LeRoy C. Kopp has sole voting and sole dispositive power with respect to 620,000 shares. According to such Schedule 13D, the shares beneficially owned by KHC, the parent company of KIA, are so owned by virtue of KHC's ownership of KIA and the shares beneficially owned by Mr. Kopp include those owned by KIA as a result of Mr. Kopp's ownership of all of the outstanding stock of KHC.

                             EXECUTIVE COMPENSATION

         The following table and footnotes set forth information concerning compensation paid or accrued by the Company on behalf of the Named Executive Officers for the years ended December 31, 1997, 1996 and 1995.

                           SUMMARY COMPENSATION TABLE


                                                          ANNUAL              LONG-TERM
                                                       COMPENSATION         COMPENSATION
                                        ---------------------------------   ------------
                                                                               AWARDS
                                                                 OTHER      ------------
                                                                 ANNUAL      SECURITIES     ALL OTHER
            NAME AND                                            COMPEN-      UNDERLYING      COMPEN-
       PRINCIPAL POSITION       YEAR     SALARY      BONUS       SATION       OPTIONS        SATION
       ------------------       ----    --------    -------    ----------   ------------   -----------

Glenn C. Hazard                 1997    $275,000    $49,500    $15,870(1)      600,000     $  4,750(2)
   President and Chief          1996     190,385     62,000      5,522(1)      500,000      159,590(3)
   Executive Officer

Douglas F. Flood                1997     200,000     36,000      8,465(1)      100,000        4,750(2)
   Senior Vice President        1996     200,000          0      8,081(1)      140,000        4,750(2)
   of Business Develop-         1995     179,673          0     11,542(1)       50,000        4,620(2)
   ment and Planning
   and General Counsel

John A. Kimberley               1997     200,000          0          0               0      200,000(4)
   Former Vice Chairman         1996      89,416          0      7,661(1)            0            0

Dennis Leibl                    1997     118,461     24,750      4,994(1)      250,000       34,732(5)
   Senior Vice President/
   General Manager

Peter R. Simkin                 1997     165,000     18,000          0         100,000            0
   Chief Technology Officer     1996      73,935          0     11,398(1)      100,000            0

James A. Tholen                 1997     162,525     26,438      3,986(1)      400,000        4,750(2)
   Senior Vice President,
   Chief Operating Officer
   and Chief Financial
   Officer


-------------
(1) Amounts shown represent vacation payouts accrued for such years.
(2) Amounts shown represent contributions made by FTP to its 401(k) plan for the accounts of the Named Executive Officers.
(3) Includes $154,840 in relocation expenses paid by FTP and $4,750 in contributions by FTP to its 401(k) plan for the account of such officer.
(4) Mr. Kimberley resigned as Vice Chairman on December 17, 1997. Amount shown represents payment accrued in connection with such officer's resignation pursuant to the employment agreement described under "-- Employment Contracts" below.
(5) Includes $30,332 in relocation expenses paid by FTP and $4,400 in contributions made by FTP to its 401(k) plan for the account of such officer.

STOCK OPTIONS

         The following table contains information concerning the grant of stock options under the Company's stock option plans to the Named Executive Officers during the year ended December 31, 1997.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                 POTENTIAL REALIZABLE VALUE
                                                                                  AT ASSUMED ANNUAL RATES
                                                                                OF STOCK PRICE APPRECIATION
                                           INDIVIDUAL GRANTS                          FOR OPTION TERM
                         -----------------------------------------------------  ---------------------------
                                        % OF TOTAL
                         SECURITIES      OPTIONS
                         UNDERLYING     GRANTED TO     EXERCISE
                           OPTIONS     EMPLOYEES IN      PRICE      EXPIRATION
          NAME             GRANTED     FISCAL YEAR     PER SHARE       DATE            5%           10%
          ----           ----------    ------------    ---------    ----------    ----------    ----------

Glenn C. Hazard          300,000(1)        5.73%        $6.50         2/11/07     $1,226,345    $3,107,798
                         300,000(2)        5.73          1.7813      12/18/07        336,075       851,680
Douglas F. Flood         100,000(3)        1.91          4.125         8/3/07        259,419       657,419
John A. Kimberley(4)           0             --           --               --             --            --
Dennis Leibl             250,000(5)        4.77          4.4219       6/19/07        695,227     1,761,842
Peter R. Simkin          100,000(6)        1.91          3.75         7/31/07        235,835       597,653
James A. Tholen          150,000(7)        2.86          5.6875        4/6/07        536,256     1,359,662
                         150,000(8)        2.86          4.125         8/3/07        389,129       986,128
                         100,000(2)        1.91          1.7813      12/18/07        112,025       283,893

----------
(1) Option vests in four equal annual installments beginning one year after February 11, 1997, the date of grant.
(2) Option vests in three equal annual installments beginning one year after December 18, 1997, the date of grant.
(3) Option vested as to 25,000 shares on February 3, 1998 and vests as to an additional 25,000 shares on August 3 of each year beginning August 3, 1998.
(4) Mr. Kimberley resigned as a director and officer of the Company on December 17, 1997.
(5) Option vests in four equal annual installments beginning one year after June 19, 1997, the date of grant.
(6) Option vests in four equal annual installments beginning one year after July 31, 1997, the date of grant.
(7) Option vests in four equal annual installments beginning one year after April 6, 1997, the date of grant.
(8) Option vested as to 37,500 shares on February 3, 1998 and vests as to an additional 37,500 shares on August 3 of each year beginning August 3, 1998.


OPTION EXERCISES AND YEAR-END INTERESTS

         The following table provides information with respect to the Named Executive Officers concerning unexercised options held by them as of December 31, 1997. None of such persons exercised any options during 1997.

                    AGGREGATE OPTION EXERCISES IN LAST FISCAL
                     YEAR AND FISCAL YEAR END OPTION VALUES

                              NUMBER OF SECURITIES UNDERLYING          VALUE OF SECURITIES UNDERLYING
                          UNEXERCISED OPTIONS AT FISCAL YEAR-END   UNEXERCISED OPTIONS AT FISCAL YEAR-END
                          --------------------------------------   --------------------------------------
           NAME                  EXERCISABLE/UNEXERCISABLE               EXERCISABLE/UNEXERCISABLE
           ----           --------------------------------------   --------------------------------------

Glenn C. Hazard                      125,000/975,000                            $0/140,625
Douglas F. Flood                      58,200/191,600                                   0/0
John A. Kimberley(1)                              --                                    --
Dennis Leibl                               0/250,000                                   0/0
Peter R. Simkin                       25,000/175,000                                   0/0
James A. Tholen                            0/400,000                              0/46,875


----------
(1) Mr. Kimberley resigned as a director and officer of the Company on December 17, 1997.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Mr. Kevin J. Burns, a director of the Company, reported late, on an amended Form 5 for the year ended December 31, 1997, one transaction that occurred during November 1997 and was reportable on a Form 4.

COMPENSATION OF DIRECTORS

         Directors who are not full-time employees of the Company ("non-employee directors") receive an annual fee of $10,000 for their services, plus $1,000 for each Board of Directors meeting attended and $500 for each Board committee meeting attended.

         Additionally, non-employee directors receive automatic, non-discretionary grants of options to purchase shares of Common Stock under the Company's 1993 Non-Employee Directors' Stock Option Plan, as amended. Until December 1997, this plan provided generally for an automatic grant to a non-employee director on the date of his or her election, or re-election, as a director of an option to purchase 30,000 shares of Common Stock at the fair market value of the Common Stock on the date of grant, with one-third of such option becoming exercisable at the end of each year of such director's three-year term. Non-employee directors elected for less than a full three-year term would receive a proportionately smaller initial grant. In August 1996, this plan was amended to also permit the Compensation Committee to grant options to non-employee directors on a discretionary basis. In December 1997, pursuant to the plan's discretionary option grants provisions, each of Dr. Cerf and Ms. Cromwell was granted an option to purchase 10,000 shares of Common Stock at the fair market value of the Common Stock on such date, which options vested in full immediately upon grant. Also in December 1997, the automatic grant provisions of this plan were amended to provide generally for (i) the automatic grant to a non-employee director on the date he or she is elected, or re-elected, as a director of an option to purchase 20,000 shares of Common Stock at the fair market value of the Common Stock on the date of grant, with one-third of such option becoming exercisable at the end of each year of such director's three-year term, and (ii) the automatic grant to such director of an option to purchase an additional 10,000 shares of Common Stock on each of the first and second anniversaries of such director's election, or re-election, as a director, provided that such person is then serving as a director, at the fair market value of the Common Stock on the date of grant, with each such option vesting in full immediately upon grant. See "The Non-Employee Directors' Plan Proposal" below. Each of Mr. Burns and Dr. Cerf is a Nominee for election as a Class II Director at the Meeting. If elected, each such person will automatically be granted an option to purchase either 20,000 shares of Common Stock, if such proposal is approved at the Meeting, or 30,000 shares of Common Stock, if such proposal is not approved at the Meeting, in each case at the fair market value of the Common Stock on the date of the Meeting, pursuant to this plan.

EMPLOYMENT CONTRACTS

         During December 1997, each of Messrs. Hazard, Flood and Tholen entered into an Amended and Restated Employment Agreement and Mr. Leibl entered into an Employment Agreement (each, an "Employment Agreement") with the Company providing for the employment by the Company of each such person at an annual salary of $275,000, $200,000, $235,000 and $225,000, respectively. Each
Employment Agreement also provides that if a cash incentive or bonus compensation plan is made available to executive officers of the Company generally, and the employee is not then covered by any other cash incentive or bonus compensation plan, the employee will be entitled to participate in such plan in accordance with the plan terms.

         The Employment Agreements contain the following termination provisions, among others:

         (a) the Company has the right to terminate the employee's employment at any time "for cause" (as defined in the Employment Agreements), in which event the Company shall have no further obligation to the employee, other than for base salary earned and unpaid at the date of termination;

         (b) the Company has the right to terminate the employee's employment other than for cause at any time, in which event, if such termination occurs either before or after a Change of Control Period

               (as defined below), the Company shall pay the employee, in one lump sum, an amount equal to 12 months of the employee's base salary;

         (c) the employee has the right to terminate his employment at any time for "good reason" (as defined in the Employment Agreements, including matters such as a change in position or material diminution in the nature or scope of the employee's responsibilities, duties or authority, work site relocation and the material failure of the Company to provide the employee the benefits specified in his Employment Agreement), in which event the Company will be required to pay the employee the amount specified in the preceding paragraph; and

         (d) if on the date of, or within one year following, a "change of control" (as defined in the Employment Agreements) (a "Change of Control Period"), the Company terminates the employee's employment other than for cause or the employee terminates his employment for good reason in the cases of Messrs. Flood and Leibl, or for any reason in the cases of Messrs. Hazard and Tholen, then the Company will be required (subject to certain tax adjustments in the cases of Messrs. Flood and Leibl) to (i) pay the employee a lump sum payment equal to two times the greater of
               (A) the sum of his base salary and the amount of any bonus, in the cases of Messrs. Flood and Leibl, or Target Bonus, in the cases of Messrs. Hazard and Tholen (80% and 50% of base salary, respectively), paid or payable to him during the 12 months following the date of such termination or (B) the sum of his base salary and the amount of any bonus or Target Bonus, as applicable, paid or payable to him during the 12 months preceding the date of such termination, and (ii) pay the full cost of the employee's continued participation in the Company's group health and dental insurance plans for so long as the employee remains entitled to continue such participation under COBRA and the applicable plan terms. In addition, upon a change of control, all options to purchase the Company's Common Stock then held by the employee will automatically accelerate and become exercisable in full. The Employment Agreements with Messrs. Hazard and Tholen also provide for the payment by the Company to such persons of an amount sufficient to pay any tax required to be paid with respect to any change of control payment pursuant to the "excess parachute payment" provisions of the Internal Revenue Code.

         Also, each Employment Agreement prohibits the employee from competing with the Company and its affiliates for a period of six months following termination of the employee's employment.

         Prior to December 1997, each of Messrs. Hazard, Flood and Tholen were parties to an employment agreement with the Company which terminated upon the execution of the new Employment Agreements described above and contained substantially similar provisions to those described above. In addition, in connection with the Company's acquisition of Firefox Communications Inc. in July 1996, the Company entered into an employment agreement with each of Mr. Kimberley, the former President and Chief Executive Officer of Firefox, and Mr. Simkin, the former Vice President and Chief Technical Officer of Firefox, which contained substantially similar provisions to those described above, except that the salaries payable to them under such agreements were $200,000 in the case of Mr. Kimberley and, initially, $150,000 in the case of Mr. Simkin, whose salary was subsequently increased to $165,000 in August 1996. Mr. Simkin's employment agreement expired on September 30, 1997. Pursuant to a letter dated September 30, 1997, the Company has agreed to pay Mr. Simkin an amount equal to 12 months base pay if his position with the Company is eliminated on or before July 17, 1998.


                              CERTAIN TRANSACTIONS

         In April 1996, in connection with the relocation of John J. Warnock, Jr., the Company's former Senior Vice President and Chief Financial Officer, from Pennsylvania to Massachusetts, the Company provided to Mr. Warnock a non-interest bearing bridge loan in the principal amount of $95,000 for the purchase of Mr. Warnock's new Massachusetts residence. In January 1997, the due date of the bridge loan, approximately $68,071 of such loan was repaid from the proceeds of the sale of Mr. Warnock's Pennsylvania residence, and the Company forgave the remaining balance of approximately $26,929 and paid Mr. Warnock an amount sufficient to enable him to pay all federal, state and local taxes payable by him on account of the forgiveness by the Company of such indebtedness, which amount totaled approximately $29,883.


                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee is composed of three independent non-employee directors.

         The Company's executive compensation program is designed to reward and retain executives who are capable of leading the Company in achieving its strategic and financial objectives in the competitive and rapidly changing networking software industry.

         Compensation for the Company's executive officers generally consists of an annual salary, incentive cash bonuses and stock-based incentive compensation. Each of the Company's executive officers has an annual base salary at a level that the Committee believes is competitive for technology companies of comparable size (measured by revenue and anticipated growth) and that allows the Company to attract and retain experienced executives. The Committee relies in part on annual industry salary surveys and has occasionally commissioned independent surveys. Historically, in addition to base salary, each of the Company's executive officers has been eligible to receive an incentive cash bonus at the end of each year based upon the Company's financial performance for that year with reference to specific financial goals. Certain executive officers involved in sales have also been eligible for commissions based on the Company's sales revenue. No cash bonuses were paid to executive officers for the first six months of 1997. Cash bonuses were paid to all eligible employees, including executive officers, based on the Company's percentage attainment of total revenue and operating profit goals established for the last six months of 1997. While the Committee had approved the payment of all bonuses payable to executive officers under the Company's cash incentive programs through a combination of cash and shares of restricted stock to be awarded under the Company's 1996 Executive Equity Incentive Plan, in January 1998 the Committee deferred the implementation of this method of payment until the second half of 1998, pending approval by the Company's shareholders of the proposed amendment to the Executive Equity Incentive Plan described below in this Proxy Statement.

         Mr. Glenn C. Hazard's 1996 and 1997 annual salary rate of $275,000 was determined based on the factors outlined above. Under the incentive program described above, Mr. Hazard was paid a cash bonus of $49,500 for 1997. The cash bonus paid to Mr. Hazard was 28% of the cash bonus he would have been eligible to receive if the Company had attained in full its financial goals for the year ended December 31, 1997.

         The Committee believes that the Company's achievement of its strategic goals and objectives will be reflected in long-term stock price appreciation. Accordingly, the Company seeks to create long-term performance incentives for its employees by aligning their economic interests with the interests of the Company's long-term shareholders through the Company's stock-based incentive compensation program. Stock options are granted at a price equal to the fair market value of the Company's Common Stock on the date of grant, and, as a result, realization of value by the employee is dependent upon an increase in the price of the Company's Common Stock. Initial stock option grants are made to executive officers by reference to the number of stock options held by employees in comparable positions within both the Company and technology companies of comparable size. Subsequent option grants are based on the actual and anticipated contributions by such officers in helping the Company achieve its strategic goals and objectives.

         In February 1997, the Committee granted Mr. Hazard an option to purchase 300,000 shares of the Company's Common Stock in connection with his assumption of the office of Chairman of the Company, and in December 1997, the Committee granted Mr. Hazard an option to purchase an additional 300,000 shares of the Company's Common Stock in recognition of his contributions in connection with the Company's 1997 restructuring activities, in each case on the terms described elsewhere in this Proxy Statement. Based upon studies commissioned by the Committee during 1995 and information provided by its compensation advisors, the Committee determined in 1995 that chief executive officers of businesses comparable to the Company generally had option positions equal to approximately 3.5% to 5% of the outstanding common stock. The December 1997 option grant to Mr. Hazard brought his option position to approximately 3.2% of the Company's outstanding Common Stock.

         In adopting and administering executive compensation plans and arrangements, the Committee will consider whether the deductibility of such compensation will be limited under Section 162(m) of the Internal Revenue Code of 1986 and, in appropriate cases, may attempt to structure such compensation so that any such limitation will not apply.

         With respect to the above matters, the Committee submits this report.

                                                      COMPENSATION COMMITTEE

                                                      Kevin J. Burns
                                                      Vinton G. Cerf
                                                      F. David Fowler


                               PERFORMANCE GRAPH

         COMPARISON OF CUMULATIVE TOTAL RETURN AMONG FTP COMMON STOCK, S&P 500 COMPOSITE INDEX AND S&P COMPUTER SOFTWARE & SERVICES INDEX*

                              [PERFORMANCE GRAPH]

                           TOTAL SHAREHOLDER RETURNS
                           -------------------------
                              DIVIDENDS REINVESTED

                                           ANNUAL RETURN PERCENTAGE
                                                 YEARS ENDING

 COMPANY / INDEX                   DEC93   DEC94   DEC95    DEC96
 -------------------------------------------------------------------
 FTP SOFTWARE INC                  39.47   19.34   -8.30   -79.31
 COMPUTER (SOFTWARE&SVC)-500       -4.36   18.21   40.53    55.46
 S&P 500 INDEX                      0.60    1.32   37.58    22.96


                                                       INDEXED RETURNS
                                  BASE                   YEARS ENDING
                                 PERIOD
 COMPANY / INDEX               16 NOV 93     DEC93    DEC94    DEC95    DEC96
 -------------------------------------------------------------------------------
 FTP SOFTWARE INC                 100       139.47   166.44   152.63    31.58
 COMPUTER (SOFTWARE&SVC)-500      100        95.64   113.05   158.88   246.99
 S&P 500 INDEX                    100       100.60   101.93   140.23   172.43



----------

* Assumes $100 invested in the Company's Common Stock, S&P 500 Composite Index and S&P Computer Software and Services Index on November 16, 1993, the date of the Company's initial public offering. Assumes reinvestment of dividends.

    The stock prices in the foregoing Performance Graph are not necessarily indicative of future stock price performance. Each of the Report of the Compensation Committee of the Board of Directors set forth above under "Report of the Compensation Committee" and the Performance Graph shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of

1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.


                     THE EXECUTIVE INCENTIVE PLAN PROPOSAL

         The FTP Software, Inc. 1996 Executive Equity Incentive Plan (the "Executive Incentive Plan") was adopted by the Board of Directors in July 1996 and approved by the stockholders of the Company in August 1996. This plan provides for the grant of stock options and other stock awards to executive officers of the Company only, as more particularly described below. The Company adopted the Executive Incentive Plan to partially replace the Company's former Stock Option Plan (the "Old Stock Option Plan"), which expired in January 1997 and which provided for the grant of stock options and other stock awards to all employees of the Company. In January 1997, the Company adopted the FTP Software, Inc. 1997 Employee Equity Incentive Plan (the "Employee Incentive Plan") for the benefit of employees of the Company and its subsidiaries other than executive officers.

         As of April 14, 1998, of the 1,500,000 shares of Common Stock issuable under the Executive Incentive Plan, there were options outstanding with respect to 1,465,000 shares under such plan, held by six persons, and 35,000 shares remained available for grant. In addition, as of April 14, 1998, there were options outstanding with respect to 1,541,959 shares of Common Stock under the Old Stock Option Plan, options outstanding with respect to 2,936,923 shares under the Employee Incentive Plan and options outstanding with respect to 394 shares under an option plan formerly maintained by Firefox Communications Inc., which the Company acquired in July 1996. Of the options outstanding under the Old Stock Option Plan as of April 14, 1998, options to purchase 649,800 shares were held by the current executive officers of the Company. As of the date of this Proxy Statement, the following persons constitute executive officers of the Company and are therefore eligible to receive stock awards under the Executive Incentive Plan: Glenn C. Hazard, President and Chief Executive Officer; James A. Tholen, Senior Vice President, Chief Operating Officer and Chief Financial Officer; Douglas F. Flood, Senior Vice President of Business Development and Planning and General Counsel; and Dennis Leibl, Senior Vice President/General Manager. See "Executive Compensation -- Stock Options" for information regarding the grant of stock options to such executive officers during 1997.

         In April 1998, the Board amended the Executive Incentive Plan, subject to stockholder approval, to (i) increase the total number of shares of Common Stock with respect to which awards may be granted from 1,500,000 to 2,100,000 and (ii) increase the total number of shares of Common Stock with respect to which restricted stock awards may be granted from 100,000 to 200,000. The Company is seeking to increase the total number of shares available under the Executive Incentive Plan because only 35,000 shares currently remain available for grant and the Company utilizes stock options as a key part of its overall compensation program for executive officers. Regarding the increase in the number of shares available for restricted stock awards, the Compensation Committee of the Board determined in September 1997 that 50% of all bonuses payable to executive officers under the Company's cash incentive bonus programs should be paid in the form of restricted stock awards. However, the Committee has deferred the implementation of this method of payment until the latter half of 1998, pending approval by the Company's stockholders of the Executive Incentive Plan Proposal. No restricted stock awards have been granted under this plan as of the date of this Proxy Statement.

SUMMARY OF THE EXECUTIVE INCENTIVE PLAN

         The full text of the Executive Incentive Plan is set forth in Appendix A to this Proxy Statement, and the following summary description of certain features of this plan is qualified in its entirety by such reference.

         The Executive Incentive Plan is designed to advance the Company's interests by enhancing its ability to attract and retain executive officers through ownership of shares of Common Stock. Only employees of the Company and its subsidiaries who are identified from time to time by the Board of Directors as executive officers of the Company are eligible to participate in this plan. This plan provides for the grant of stock options, stock appreciation rights ("SARs"), restricted stock awards, unrestricted stock awards and combinations of the above. Stock options granted under the Executive Incentive Plan may be either options intended to quality as "incentive stock options" ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), or "nonstatutory stock options" that are not intended to so qualify.

         The Executive Incentive Plan is administered by the Compensation Committee of the Board (the "Committee"). A total of 1,500,000 shares of Common Stock are available for issuance under this plan, subject to adjustment for stock dividends and similar events. The maximum number of shares as to which options may be granted to any participant under this plan during any calendar year is 1,000,000. The maximum number of shares as to which SARs may be granted to any participant under this plan during any calender year is 1,000,000. For purposes of these limits, except as otherwise provided in regulations or guidelines issued under Section 162(m) of the Internal Revenue Code, any repricing of an option or SAR shall be treated as a new grant and applied against the foregoing limits. The maximum number of shares as to which restricted stock awards may be granted under this plan is 100,000 (the number of shares issued upon exercise of such awards, like other awards, will be applied against the total number of shares available for issuance under this plan).

         The exercise price of an ISO granted under the Executive Incentive Plan may not be less than 100% (110% in the case of 10% shareholders) of the fair market value of the Common Stock on the date of grant. On April 21, 1998, the closing sales price of the Common Stock on the Nasdaq National Market was $3.00 per share. The exercise price of a nonstatutory option granted under the Executive Incentive Plan is determined by the Committee. To date, the Committee has granted only nonstatutory options under this plan, with exercises prices equal to the fair market value of the Common Stock on the date of grant.

         The term of each option is set by the Committee but cannot exceed 10 years from the date of grant (five years in the case of an ISO granted to a 10% shareholder). Each option is exercisable at such time or times as the Committee specifies; provided, that if the Committee does not so specify, 25% of the shares subject to the options may be purchased commencing one year after the date of grant, and an additional 25% of such shares may be purchased commencing on the second, third and fourth anniversaries of the date of grant. Since the Company's July 1997 restructuring, all options granted by the Committee, under both the Executive and Employee Incentive Plans, vest as to one-third of the shares subject to the options commencing one year after the date of grant and an additional one-third of such shares commencing on the second and third anniversaries of the date of grant.

         The option exercise price may be paid in cash or by check or, if permitted by the Committee and subject to certain additional limitations, by tendering shares of Common Stock held for at least six months, by using a promissory note, by delivering to the Company an undertaking by a broker to promptly deliver sufficient funds to pay the exercise price, or by a combination of any of the foregoing.

         SARs may be granted only in tandem with stock option grants. In general, each SAR entitles the participant to receive upon exercise the excess of a share's fair market value at the date of exercise over the share's fair market value on the date the SAR was granted. An SAR will be exercisable only to the extent the option granted in tandem with the SAR is exercisable. To the extent the option is exercised, the accompanying SAR will cease to be exercisable, and vice versa.

         The Executive Incentive Plan also provides for awards of nontransferable restricted shares of Common Stock subject to forfeiture as well as of unrestricted shares of Common Stock. The purchase price for restricted and unrestricted shares of Common Stock is specified by the Committee, but may not be less than the par value of the Common Stock. Restricted shares of Common Stock are subject to repurchase by the Company at the original purchase price if the participant ceases to be an employee of the Company before the restrictions lapse. Other awards under the Executive Incentive Plan may also be settled with restricted shares of Common Stock.

         Except as otherwise provided by the Committee, if a participant dies, options and SARs exercisable immediately prior to death may be exercised by the participant's executor, administrator or transferee during a period of one year following such death (or for the remainder of their original term, if less). Except as otherwise determined by the Committee, options and SARs not exercisable at a participant's death terminate upon such death. Outstanding awards of restricted shares of Common Stock must be transferred to the Company upon a participant's death, unless the Committee determines otherwise.

         In the case of termination of a participant's employment with the Company for reasons other than death, except as otherwise provided by the Committee, (i) options and SARs remain exercisable, to the extent they were exercisable immediately prior to such termination, for three months following such termination, or such longer period as the Committee at the time may determine (or for the remainder of their original term, if less), (ii) options and SARs terminate to the extent not exercisable immediately prior to the termination of the participant's employment with the Company and (iii) restricted shares of Common Stock must be resold to the Company. If any such termination of employment is due to the participant's discharge for cause, such participant's options and SARs may be terminated immediately.

         Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to options granted under the Executive Incentive Plan are changed into or exchanged for cash, property or securities of another person, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than 80% of the voting power of the stock of the Company then outstanding by, another corporation or person (each, a "Plan Termination Event"), both the Executive Incentive Plan and all options previously granted under the Executive Incentive Plan will terminate, unless provision is made in writing in connection with the transaction for the continuance of the Executive Incentive Plan and/or for the assumption of such options, or the substitution for such options of options covering the stock of a successor employer corporation, with appropriate adjustments as to the number and kind of shares and prices, in which event the Executive Incentive Plan and options previously granted under the Executive Incentive Plan will continue in the manner and under the terms so provided. If the Executive Incentive Plan and unexercised options terminate in connection with a Plan Termination Event, all persons entitled to exercise options then outstanding will have the right, at a time prior to the consummation of the transaction causing such termination designated by the Company, to exercise the unexercised portions of their options, including the portions which would not otherwise yet be exercisable.

         Awards under the Executive Incentive Plan may not be transferred other than by will or by the laws of descent and distribution.

         The Company reserves the right at any time or times to amend, suspend or terminate the Executive Incentive Plan.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

         The following discussion, which is based on the law as in effect on April 1, 1998, summarizes certain U.S. federal income tax consequences associated with the grant and exercise of stock options under the Executive Incentive Plan. The summary does not purport to cover the tax consequences associated with other forms of awards, nor does it cover federal employment tax or other federal tax consequences or state, local or non-U.S. tax consequences.

         Tax Consequences to Optionees. In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of ISOs may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition by the optionee of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss.

         In general, in the case of a nonstatutory option the optionee has no taxable income at the time of grant but realizes ordinary income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price, and any gain or loss recognized upon a subsequent sale or exchange of the shares will be treated as capital gain or loss.

         In general, an ISO that is exercised more than three months after termination of employment (other than termination by reason of death) is treated as a nonstatutory option. Incentive stock options awarded under the Executive Incentive Plan will be treated as nonstatutory options to the extent the fair market value (determined as of the date of the grant) of the Common Stock with respect to which options otherwise qualifying as ISOs first become exercisable in any calendar year exceeds $100,000.

         Tax Consequences to the Company. The Company may claim a deduction for the ordinary income realized by a participant upon exercise of a nonstatutory option or upon the disqualifying disposition of shares purchased under an ISO. The Company's ability to claim a deduction may in some cases depend on its satisfaction of applicable reporting requirements. In addition, the Internal Revenue Code limits to $1,000,000 the deduction the Company may claim for annual compensation to any of its five highest paid officers as determined under the Internal Revenue Code, subject to a number of exceptions. The Executive Incentive Plan provision limiting to 1,000,000 the number of shares as to which options may be granted in any calendar year to any participant under the Executive Incentive Plan is intended to meet one of the criteria necessary to enable otherwise deductible compensation attributable to the exercise of stock options, or to the disposition of stock acquired under an ISO, to be exempt from application of this $1,000,000 limit.

         Miscellaneous. The grant of a stock option or the acceleration of exercisability of a stock option in connection with a change in ownership or effective control of the Company or in connection with a change in ownership of a substantial portion of the Company's assets may be treated as giving rise to a "payment in the nature of compensation" required to be taken into account in determining whether the option holder has received so-called "excess parachute payments" under the Internal Revenue Code's golden-parachute rules. Where applicable, those rules impose a 20% tax on excess parachute payments and deny a deduction to the Company for such payments.

REQUIRED VOTE

         Under the rules of the National Association of Securities Dealers, Inc., the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present, in person or by proxy, at the Meeting is required to approve the Executive Incentive Plan Proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE EXECUTIVE INCENTIVE PLAN PROPOSAL.


                    THE NON-EMPLOYEE DIRECTORS' PLAN PROPOSAL

         The Board established the Non-Employee Directors' Stock Option Plan in 1993 to enhance the ability of the Company to attract and retain non-employee directors who are in a position to make significant contributions to the Company and to reward directors for such contributions through ownership of shares of Common Stock. As originally adopted, and approved by the Company's stockholders in September 1993, this plan provided for automatic option grants as described below. The Board amended this plan in August 1996 to add the discretionary option grant feature described below and in December 1997 to change the automatic grant feature as described below, and approved the Amended and Restated 1993 Non-Employee Directors' Stock Option Plan (the "Non-Employee Directors' Plan"), which incorporates all amendments made to date, in April 1998. The Board determined in December 1997 to seek stockholder approval of this plan as amended in December 1997 as a matter of policy; stockholder approval is not required with respect to any of the amendments adopted by the Board to date. If the Company's stockholders do not approve the plan as amended, the existing plan, without giving effect to the December 1997 amendment to the automatic grant provisions, will continue in effect. See "Executive Compensation -- Compensation of Directors" for information regarding discretionary option grants made to non-employee directors of the Company during 1997 and information regarding options that would be automatically granted to each of the Nominees for election as a Class II Director pursuant to this plan.

         The full text of the Non-Employee Directors' Plan is set forth in Appendix B to this Proxy Statement, and the following summary description of certain features of the Non-Employee Directors' Plan is qualified in its entirety by such reference.

SUMMARY OF THE NON-EMPLOYEE DIRECTORS' PLAN

         The Non-Employee Directors' Plan is administered by the Committee. Directors of the Company who are eligible to participate in this plan are those who are not employees of the Company or of any subsidiary of the Company at the time they are elected or re-elected as a director ("Eligible Directors"). A total of 500,000 shares of Common Stock are available for issuance under the Non-Employee Directors' Plan, subject to adjustment for stock dividends and similar events. As of April 14, 1998, of the 500,000 shares of Common Stock issuable under this plan, there were options outstanding with respect to 228,446 shares and 271,554 shares remained available for grant.

         Automatic Option Grants. As amended in December 1997, the Non-Employee Directors' Plan provides that each Eligible Director shall, on the date he or she is first elected or appointed as a director of the Company, automatically be granted an option to purchase 20,000 shares of Common Stock. If an Eligible Director is elected to or appointed to less than a full three-year term of office, the number of shares subject to such option shall be reduced to that number obtained by multiplying 20,000 by a fraction, the numerator of which is the number of days in the term of office for which such Eligible Director is elected or appointed and the denominator of which is 1,096. For example, an Eligible Director serving a one-year term receives an option covering 10,000 shares. Such options shall become exercisable as to 6,667 shares after one year from the effective date of the grant, as to an additional 6,667 shares after two years from the effective date of grant, and as to the final 6,666 shares after three years from the effective date of grant so that the options are 100% exercisable three years from the effective date of the grant. If an Eligible Director is granted an option for fewer than 20,000 shares as described above, such option shall become exercisable as follows: at the scheduled end of the term of office of such Eligible Director, the lesser of 6,667 shares or the full amount of the option; if the scheduled term of office exceeds one year, at one year prior to the scheduled end of such term of office, the lesser of 6,667 shares or the remainder of such option; if the scheduled term of office exceeds two years, at two years prior to the scheduled end of such term of office, the remainder of such option.

         In addition, each Eligible Director shall, on each of the first and second anniversaries of date he or she is first elected or appointed as a director of the Company, and provided that such person is then serving as a director, automatically be granted an option to purchase an additional
10,000 shares of Common Stock. If (i) the term of office of such Eligible Director is more than one year but less than two years, the number of shares subject to the option to be granted on such first anniversary shall be reduced to that number obtained by multiplying 10,000 by a fraction, the numerator of which is the number of days in the second year of the term of office of such Eligible Director and the denominator of which is 365 and (ii) and if the term of office of such Eligible Director is more than two years but less than three years, the number of shares subject to the option to be granted on such second anniversary shall be reduced to that number obtained by multiplying 10,000 by a fraction, the numerator of which is the number of days in the third year of the term of office of such Eligible Director and the denominator of which is 365. Each such option vests in full immediately upon grant.

         Thereafter, with respect to each Eligible Director who is elected to a new three-year term of office, such Eligible Director shall automatically be granted (i) on the date of such election, an option to purchase 20,000 shares of Common Stock (vesting as described above) and (ii) on each of the first and second anniversaries of such re-election, an option to purchase 10,000 shares of Common Stock (vesting in full immediately upon grant), provided that such person is then serving as a director.

         Prior to the December 1997 amendment, the automatic option grant provisions of the Non-Employee Directors' Plan provided for the automatic grant to each Eligible Director elected to a three-year term of an option covering 30,000 shares of Common Stock. Thereafter, on each date on which such individual was re-elected to the Board, provided such individual was still an Eligible Director, he or she was automatically awarded an option covering an additional 30,000 shares of Common Stock. If an Eligible Director's term was less than three years, the number of shares subject to the option was automatically reduced proportionately from 30,000. In general, such options would become exercisable as to 10,000 shares after one year from the effective date of the grant, as to an additional 10,000 shares after two years from the effective date of grant, and as to the final 10,000 shares after three years from the effective date of grant, so that such options would be 100% exercisable three years from the effective date of the grant. If, however, an Eligible Director was granted an option for fewer than 30,000 shares, the option would become exercisable as follows: at the scheduled end of the term of office of such Eligible Director, the lesser of 10,000 shares or the full amount of the option; if the scheduled term of office exceeded one year, at one year prior to the scheduled end of such term of office, the lesser of 10,000 shares or the remainder of such option; if the scheduled term of office exceeded two years, at two years prior to the scheduled end of such term of office, the remainder of such option.

         The exercise price of each option granted as described above is 100% of the fair market value (as defined in the Non-Employee Directors' Plan) per share of Common Stock on the date the option is granted.

         An option awarded under the automatic grant provisions summarized above is sometimes referred to below as an "Automatic Option."

         Discretionary Option Grants. The Non-Employee Directors' Plan provides that the Committee may grant options to Eligible Directors at such time or times as it may choose, with the number of shares of Common Stock subject to each such option and the terms and conditions of each such option to be determined by the Committee subject to the other provisions of the Non-Employee Directors' Plan (other than those relating solely to Automatic Options). An option awarded under these discretionary grant provisions is sometimes referred to below as a "Discretionary Option."

         The exercise price of each Discretionary Option is determined by the Committee and may not be less than the fair market value of the Common Stock on the date of grant of such option.

         Each Discretionary Option shall become exercisable at such time or times, and on such conditions, as the Committee may specify, provided, that if the Committee does not so specify, one-third of the shares subject to such option may be purchased commencing one year after the date of grant, and an additional one-third of such shares may be purchased commencing on each of the second and third anniversaries of the date of grant.

         Provisions Applicable to all Options. The exercise price of options granted under the Non-Employee Directors' Plan must be paid for in cash or by check, bank draft or money order, or in shares of Common Stock which have been held by the option holder for at least six months, or through delivery of an irrevocable undertaking by a broker to deliver amounts sufficient to cover the exercise price, or by any combination of the foregoing payment methods.

         The latest date on which an option may be exercised will be the date which is 10 years from the date the option was granted, unless the option is sooner terminated in accordance with the Non-Employee Directors' Plan.

         If an Eligible Director ceases to be a director by reason of death or total and permanent disability (as determined by the Committee), the following will apply. All options held by the Eligible Director that are not exercisable on the 30th day after such termination of the Eligible Director's status as a director will terminate as of the date of such termination. All options that are exercisable as of such 30th day will continue to be exercisable until the earlier of (i) the first anniversary of the date on which the Eligible Director's status as a director ended or (ii) the date on which the option would have terminated had the Eligible Director remained a director.

         If an Eligible Director's service with the Company terminates for any reason other than death or disability as described above, all options held by the director that are not then exercisable will terminate on the date that such director so ceased to be a director of the Company. Options that are exercisable on the date of such termination will continue to be exercisable until the earlier of (i) three months thereafter or (ii) the date on which the option would have terminated had such director remained a director.

         In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets or a dissolution or liquidation of the Company (a "covered transaction"), all options outstanding under the Non-Employee Directors' Plan will terminate as of the effective date of the covered transaction, provided that each such outstanding option that is not otherwise exercisable shall become immediately exercisable in full 20 days prior to the effective date of the covered transaction.

         Options granted under the Non-Employee Directors' Plan may not be transferred other than by will or by the laws of descent and distribution.

         The Company reserves the right at any time or times to amend, suspend or terminate the Non-Employee Directors' Plan.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

         The following discussion, which is based on the law as in effect on April 1, 1998, summarizes certain U.S. federal income tax consequences associated with the grant and exercise of stock options under the Non-Employee Directors' Plan. The summary does not cover other federal tax consequences or state, local or non-U.S. tax consequences.

         Tax Consequences to Optionees. In general, the optionee has no taxable income at the time of grant but realizes ordinary income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price, and any gain or loss recognized upon a subsequent sale or exchange of the shares will be treated as capital gain or loss.

         Tax Consequences to the Company. The Company may claim a deduction for the ordinary income realized by a participant upon exercise of an option granted under the Non-Employee Directors' Plan. The Company's ability to claim a deduction may in some cases depend on its satisfaction of applicable reporting requirements.

         Miscellaneous. The grant of a stock option or the acceleration of exercisability of a stock option in connection with a change in ownership or effective control of the Company or in connection with a change in ownership of a substantial portion of the Company's assets may be treated as giving rise to a "payment in the nature of compensation" required to be taken into account in determining whether the option holder has received so-called "excess parachute payments" under the Internal Revenue Code's golden-parachute rules. Where applicable, those rules impose a 20% tax on excess parachute payments and deny a deduction to the Company for such payments.

REQUIRED VOTE

         Under the Company's Articles and By-laws and the Massachusetts Business Corporation Law, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present, in person or by proxy, at the Meeting is required to approve the Non-Employee Directors' Plan Proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE NON-EMPLOYEE DIRECTORS' PLAN PROPOSAL.


                                  AUDIT MATTERS

         Coopers & Lybrand L.L.P. has been selected to audit the Company's financial statements for the year ending December 31, 1998, and to report the results of their audit. A representative of Coopers & Lybrand is expected to be present at the Meeting and will be given the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

                             ADJOURNMENT OF MEETING

         If sufficient votes in favor of the election of the Nominees, the Executive Incentive Plan Proposal or the Non-Employee Directors' Plan Proposal are not received by the date of the Meeting, the persons named as proxies in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such matter. Any such adjournment will require the affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Nominees, the Executive Incentive Plan Proposal or the Non-Employee Directors' Plan Proposal, as applicable. They will vote against any such adjournment those proxies withholding authority to vote for such matter. The Company will pay the costs of any additional solicitation and of any adjournment session.


                 QUORUM, REQUIRED VOTES AND METHOD OF TABULATION

         Under Massachusetts law and the Company's Articles and By-laws, a majority of the outstanding shares of Common Stock entitled to vote on matters which come before the Meeting, present at the Meeting in person or by proxy, will constitute a quorum as to such matters. Votes cast at the Meeting, in person or by proxy, will be counted by a person appointed by the Company to act as election inspector for the Meeting.

         The nominees for election as Class II Directors at the Meeting who receive the greatest number of votes properly cast for the election of directors shall be elected directors. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present, in person or by proxy, at the Meeting is necessary to approve the Executive Incentive Plan Proposal and the Non-Employee Directors' Plan Proposal.

         With respect to each matter to be voted on at the Meeting, the election inspector will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares represented at the Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners of, or persons entitled to vote, such shares and (ii) the broker or nominee does not have discretionary voting power on such matter) only as shares that are present and entitled to vote on such matter for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes will have any effect on the outcome of the vote on the election of the Class II Directors, the Executive Incentive Plan Proposal or the Non-Employee Directors' Plan Proposal.


                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be considered at the 1999 Annual Meeting of Stockholders must be received by the Company no later than January 12, 1999 to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.


                                 OTHER BUSINESS

         The Board of Directors knows of no business that will come before the Meeting for action except as described in the accompanying Notice of 1998
Annual Meeting of Stockholders. However, as to any such business, the persons designated as proxies in the enclosed proxy will have discretionary authority to act in their best judgment.


                                    FORM 10-K

         A COPY OF FTP'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED
DECEMBER 31, 1997 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE BY WRITING TO: FTP SOFTWARE, INC., ATTN: JILL LEBALLISTER DUDKA, INVESTOR RELATIONS, 2 HIGH STREET, NORTH ANDOVER, MASSACHUSETTS 01845.

                                   APPENDIX A


                               FTP SOFTWARE, INC.

                      1996 EXECUTIVE EQUITY INCENTIVE PLAN


1.       PURPOSE

         The purpose of this Executive Equity Incentive Plan (the "Plan") is to advance the interests of FTP Software, Inc. (the "Company") by enhancing its ability to attract and retain executive officers and encourage them to make significant contributions to the success of the Company and its subsidiaries through ownership of shares of the Company's common stock ("Stock").

         The Plan is intended to accomplish these goals by enabling the Company to grant awards hereunder ("Awards") in the form of Options, Stock Appreciation Rights, Restricted Stock and Unrestricted Stock Awards, or combinations thereof, all as defined and more fully described below.

2.       ADMINISTRATION

         The Plan will be administered by a committee (the "Committee") of the Board of Directors (the "Board of Directors" or the "Board") of the Company. The Committee shall consist of at least two directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

         The Committee will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to: (a) grant Awards at such time or times as it may choose; (b) determine the size of each Award, including the number of shares of Stock subject to the Award; (c) determine the type or types of each Award; (d) determine the terms and conditions of each Award; (e) waive compliance by the holder of an Award with any obligations to be performed by such holder under the Award and waive any term or condition of an Award; (f) amend or cancel an existing Award in whole or in part (and if an Award is canceled, grant another Award in its place on such terms as the Committee shall specify), except that the Committee may not, without the consent of the holder of an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder; (g) prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Participants (as defined below), and change such forms from time to time; (h) adopt, amend and rescind rules and regulations for the administration of the Plan; and (i) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations and actions of the Committee, and all other determinations and actions of the Committee made or taken under authority granted by any provision of the Plan, shall be conclusive and shall bind all parties. Nothing in this paragraph shall be construed as limiting the power of the Committee to make adjustments under Section 7.3 or Section 8.6.

3.       EFFECTIVE DATE AND TERM OF PLAN

         The Plan shall become effective on the date on which it is approved by the stockholders of the Company.

         No Award may be granted under the Plan after the tenth anniversary of the approval of the Plan by the stockholders of the Company, but Awards previously granted may extend beyond that date.

4.       SHARES SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 8.6 below, the maximum aggregate number of shares of Stock that may be delivered under the Plan is 1,500,000. If any Award requiring exercise by the Participant for delivery of Stock terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of shares of Stock as to which such Award was not exercised or for which cash was substituted shall be available for future grants.

         Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock may be delivered under the Plan.

         Subject to Sections 7.3 and 8.6(a): (i) the maximum aggregate number of shares of Stock as to which Options may be granted under the Plan to any Participant during any calendar year is 1,000,000; (ii) the maximum aggregate number of shares of Stock as to which Stock Appreciation Rights may be granted under the Plan to any Participant during any calendar year is 1,000,000; and
(iii) the maximum aggregate number of shares of Stock as to which Restricted Stock Awards may be granted under the Plan is 100,000. For purposes of this paragraph, except as otherwise provided in regulations or other guidelines issued under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), any repricing of an Option or Stock Appreciation Right shall be treated as a new grant and shall count against the applicable limit set forth in this paragraph.

5.       ELIGIBILITY AND PARTICIPATION

         Those eligible to receive Awards under the Plan ("Participants") are employees of the Company or any of its subsidiaries who are identified from time to time by the Board of Directors as executive officers of the Company. A "subsidiary" for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock. A "parent" of another corporation for purposes of the Plan shall be any corporation which owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock of such other corporation.

6.       TYPES OF AWARDS

         6.1.   Options.

         (a) NATURE OF OPTIONS. An Option is an Award entitling the holder on exercise thereof to purchase Stock at a specified exercise price.

         Both "incentive stock options," as defined in Section 422 of the Code (any Option intended to qualify as an incentive stock option being hereinafter referred to as an "ISO"), and Options that are not incentive stock options, may be granted under the Plan.

         (b) EXERCISE PRICE. The exercise price of an Option shall be determined by the Committee subject to the following:

                (1) The exercise price of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten-percent shareholder) of the fair market value of the Stock subject to the Option, determined as of the time the Option is granted. A "ten-percent shareholder" is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

                (2) In no case may the exercise price paid for Stock which is part of an original issue of authorized Stock be less than the par value per share of the Stock.

                (3) The Committee may reduce the exercise price of an Option at any time after the time of grant, but in the case of an Option originally awarded as an ISO, only with the consent of the Participant.

         (c) DURATION OF OPTIONS. The latest date on which an Option may be exercised shall be the tenth anniversary (fifth anniversary, in the case of an ISO granted to a ten-percent shareholder) of the date on which the Option was granted, or such earlier date as may have been specified by the Committee at the time the Option was granted.

         (d) EXERCISE OF OPTIONS. Options granted under any single Award shall become exercisable at such time or times, and on such conditions, as the Committee may specify; provided, however, that if the Committee does not so specify, 25% of the shares subject to the Award may be purchased commencing one year after the date of grant, and an additional 25% of such shares may be purchased commencing on the second, third and fourth anniversaries of the date of grant. The Committee may at any time and from time to time (i) accelerate the time at which all or any part of an Option may be exercised, (ii) provide for the acceleration of the exercisability of an Option upon the occurrence of certain events, and (iii) extend the time by which an Option must be exercised (e.g., following death or termination) up to the latest date by which such Option could have been exercised without regard to Section 7; provided, that an extension of an ISO under (iii) shall not be effective without the consent of the holder of the ISO.

         Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (i) any documents required by the Committee and (ii) payment in full in accordance with paragraph
(e) below for the number of shares for which the Option is exercised.

         (e) PAYMENT FOR STOCK. Stock purchased on exercise of an Option must be paid for as follows: (i) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company or (ii) if so permitted by the instrument evidencing the Option (or in the case of an Option which is not an ISO, by the Committee at or after grant of the Option), (A) through the delivery of shares of Stock which have been outstanding for at least six months (unless the Committee expressly approves a shorter period) and which have a fair market value on the last business day preceding the date of exercise equal to the exercise price, or (B) by delivery of a promissory note of the Option holder to the Company, payable on such terms as are specified by the Committee, or (C) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (D) by any combination of the foregoing permissible forms of payment; provided, that if the Stock delivered upon exercise of the Option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock must be paid other than by the Option holder's promissory note or personal check.

         (f) FAIR MARKET VALUE. For all purposes under this Plan, "fair market value" shall mean with respect to the Common Stock and at any date, (i) the reported closing price of such stock on the Nasdaq National Market or New York Stock Exchange or other established stock exchange on such date, or if no sale of such stock shall have been made on the Nasdaq National Market or such an exchange on that date, on the preceding date on which there was such a sale,
(ii) if such stock is not then quoted on the Nasdaq National Market and is not then listed on such an exchange, the average of the closing bid and asked prices per share for such stock in the over-the-counter market as quoted on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") on such date, or (iii) if such stock is not then listed on such an exchange or quoted on NASDAQ or the Nasdaq National Market, an amount determined in good faith by the Committee in its sole discretion.

         6.2.   STOCK APPRECIATION RIGHTS.

         (a) NATURE OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right ("SAR") is an Award entitling the holder on exercise of the Right to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Committee), determined in whole or in part by reference to appreciation in Stock value.

         In general, a Stock Appreciation Right entitles the Participant to receive, with respect to each share of Stock as to which the Right is exercised, the excess of the share's fair market value on the date of exercise over its fair market value on the date the Right was granted.

         (b) GRANT OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted only in tandem with Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option which is not an ISO may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an ISO may be granted only at the time the Option is granted.

         (c)    RULES APPLICABLE TO SAR AWARDS.

                (1) The Stock Appreciation Right shall be exercisable only at such time or times, and to the extent, that the related Option is exercisable and shall be exercisable in accordance with the procedure required for exercise of the related Option.

                (2) The Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

                (3) The Option shall terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

                (4) The Stock Appreciation Right shall be transferable only with the related Option.

                (5) A Stock Appreciation Right granted in tandem with an ISO may be exercised only when the fair market value of the Stock subject to the Option exceeds the exercise price of such Option.

         6.3.   RESTRICTED AND UNRESTRICTED STOCK.

         (a) NATURE OF RESTRICTED STOCK AWARD. A Restricted Stock Award entitles the holder to acquire, for a purchase price specified by the Committee (but in no event less than par value), shares of Stock subject to the restrictions described in paragraph (d) below ("Restricted Stock").

         (b) ACCEPTANCE OF AWARD. A Participant who is granted a Restricted Stock Award will have no rights with respect to such Award unless the Participant accepts the Award by written instrument delivered or mailed to the Company accompanied by payment in full of the specified purchase price of the shares covered by the Award. Payment may be by certified or bank check or other instrument acceptable to the Committee.

         (c) RIGHTS AS A STOCKHOLDER. A Participant who receives Restricted Stock shall have all the rights of a stockholder with respect to the Stock, including voting and dividend rights, subject to the restrictions described in paragraph (d) below and any other conditions imposed by the Committee at the time of grant. Unless the Committee otherwise determines, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are free of all restrictions under the Plan.

         (d) RESTRICTIONS. Except as otherwise specifically provided by the Plan, Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, and if the Participant dies or otherwise suffers a Status Change (as defined in Section 7.2 below) for any reason, must be offered to the Company for purchase at the price originally paid for the Stock. These restrictions shall lapse at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time accelerate the time at which the restrictions on all or any part of the shares of Restricted Stock shall lapse. Upon lapse of all restrictions, Stock shall cease to be restricted for purposes of the Plan.

         (e)    NOTICE OF ELECTION. Any Participant making an election under
Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.

         (f) OTHER AWARDS SETTLED WITH RESTRICTED STOCK. The Committee may, at the time any Award described in this Section 6 is granted, provide that any or all the Stock delivered pursuant to the Award will be Restricted Stock.

         (g) UNRESTRICTED STOCK. The Committee may, in its sole discretion, approve the sale to any Participant of shares of Stock free of restrictions under the Plan for a price which is not less than the par value of the Stock.

7.       EVENTS AFFECTING OUTSTANDING AWARDS

         7.1.   DEATH.

         If a Participant dies, the following shall apply:

                (a) All Options and Stock Appreciation Rights held by the Participant immediately prior to death, to the extent then exercisable, may be exercised by the Participant's executor or administrator or the person or persons to whom the Option or Right is transferred by will or the applicable laws of descent and distribution, at any time within the one-year period ending with the first anniversary of the Participant's death (or such shorter or longer period as the Committee may determine at any time), and shall terminate on the last day of such period. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7.1. Except as otherwise determined by the Committee, all Options and Stock Appreciation Rights held by a Participant immediately prior to death that are not then exercisable shall terminate at death.

                (b) Except as otherwise determined by the Committee, all Restricted Stock held by the Participant must be transferred to the Company upon the Participant's death (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be deemed to be so transferred at such time without any further action by the Participant) in accordance with Section 6.3(d) above.

         7.2.   TERMINATION OF SERVICE (OTHER THAN BY DEATH).

         If a Participant ceases to be an Employee for any reason other than death (such termination of the employment relationship being hereinafter referred to as a "Status Change"), the following shall apply:

                (a) Except as otherwise determined by the Committee, all Options and Stock Appreciation Rights held by the Participant that were not exercisable immediately prior to the Status Change shall terminate at the time of the Status Change. Any Options or SARs that were exercisable immediately prior to the Status Change shall continue to be exercisable for a period of three months following the date of such Status Change (or such longer period as the Committee may determine at any time), and shall terminate on the last day of such period, unless the Award provides by its terms for immediate termination in the event of a Status Change or unless the Status Change results from a termination for cause as determined by the Committee in its sole discretion, provided, however, if such Status Change results from the Participant's permanent and total disability, such three-month period shall be increased to a one-year period. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this
         Section 7.2. For purposes of this paragraph, a Status Change shall not be deemed to have resulted by reason of (i) a bona fide leave of absence approved for purposes of the Plan by the Committee, or (ii) a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which Section 424(a) of the Code applies.

                (b) Except as otherwise determined by the Committee, all Restricted Stock held by the Participant at the time of the Status Change must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be deemed to be so transferred at such time without any further action by the Participant) in accordance with Section 6.3 above.

         7.3.   CERTAIN CORPORATE TRANSACTIONS.

         Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, the Plan shall terminate, and all options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of options theretofore granted, or the substitution for such options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised options shall terminate pursuant to the foregoing sentence, all persons entitled to exercise any unexercised portions of options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their options, including the portions thereof which would, but for this Section 7.3, not yet be exercisable.

8.       GENERAL PROVISIONS

         8.1.   DOCUMENTATION OF AWARDS.

         Awards will be evidenced by such written instruments, if any, as may be prescribed by the Committee from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which shall evidence agreement by the Participant to the terms thereof.

         8.2.   RIGHTS AS A STOCKHOLDER, DIVIDEND EQUIVALENTS.

         Except as specifically provided by the Plan, the receipt of an Award shall not give a Participant any rights as a stockholder; the Participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Award, upon actual receipt of the Stock issued under the Award. However, the Committee may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Stock subject to the Participant's Award had such Stock been outstanding from the date of grant of the Award. Without limitation, the Committee may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for investment of such amounts on behalf of the Participant.

         8.3.   CONDITIONS ON DELIVERY OF STOCK.

         The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the applicable Award have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Stock is at the time listed on any stock exchange or the Nasdaq National Market, until the shares to be delivered have been listed or authorized to be listed on such exchange or such Market upon official notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock issuable under the Plan has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

         If an Award is exercised by the Participant's legal representative, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

         8.4.   TAX WITHHOLDING.

         The Company shall withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

         In the case of an Award pursuant to which Stock may be delivered, the Committee shall have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Stock. If and to the extent that such withholding is required, the Committee may permit the Participant or such other person to elect at such time and in such manner as the Committee provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, shares of Stock having a value calculated to satisfy the withholding requirement.

         If at the time an ISO is exercised, the Committee determines that the Company could be liable for withholding requirements with respect to a disposition of any of the shares of Stock received upon exercise, the Committee may require as a condition of exercise that the person exercising the ISO agree
(i) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code) of Stock received upon exercise, and (ii) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of such security.

         8.5.   NONTRANSFERABILITY OF AWARDS.

         No Award (other than an Award in the form of an outright transfer of cash or Unrestricted Stock) may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime an Award requiring exercise may be exercised only by him or her (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf).

         8.6.   ADJUSTMENTS IN THE EVENT OF CERTAIN TRANSACTIONS.

         (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to common stockholders other than normal cash dividends, after the effective date of the Plan, the Committee shall make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan and, subject to paragraph (c) of this Section 8.6, the other limitations set forth in Section 4 above.

         (b) In any event referred to in paragraph (a) of this Section 8.6, the Committee shall also make any appropriate adjustments to the number and kind of shares of stock or securities with respect to which Awards are then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Committee that adjustments are appropriate to avoid distortion in the operation of the Plan.

         (c) In the case of ISOs, or for purposes of making adjustments to the per-Participant limits set forth in the third paragraph of Section 4, the adjustments described above in this Section 8.6 shall be made only to the extent consistent with continued qualification of the option under Section 422 of the Code (in the case of an ISO) or the rules under Section 162(m) of the Code (in the case of the limitations set forth in the third paragraph of Section 4).

         8.7.   EMPLOYMENT RIGHTS, ETC.

         Neither the adoption of the Plan nor the grant of Awards shall confer upon any person any right to continued retention by the Company or any subsidiary as an Employee or otherwise, or affect in any way the right of the Company or any subsidiary to terminate an employment relationship. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment relationship even if the termination is in violation of an obligation of the Company to the Participant.

         8.8.   DEFERRAL OF PAYMENTS.

         The Committee may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

         8.9.   PAST SERVICES AS CONSIDERATION.

         Where a Participant purchases Stock under an Award for a price equal to the par value of the Stock, the Committee may determine that such price has been satisfied by past services rendered by the Participant.

9.       EFFECT, AMENDMENT, SUSPENSION AND TERMINATION

         Neither adoption of the Plan nor the grant of Awards to a Participant shall affect the Company's right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to Employees.

         The Company may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate or suspend the Plan as to any further grants of any or all types of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required by the rules of the National Association of Securities Dealers, Inc. applicable to the Company.














As adopted by the Board of Directors of the Company on July 22, 1996 and by the stockholders of the Company on August 22, 1996.

                                   APPENDIX B


                               FTP SOFTWARE, INC.

                              AMENDED AND RESTATED
                 1993 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


         1. PURPOSE. The purpose of this 1993 Non-Employee Directors' Stock Option Plan (the "Plan") is to advance the interests of FTP Software Inc. (the "Company") by enhancing the ability of the Company to attract and retain non-employee directors who are in a position to make significant contributions to the success of the Company and to reward directors for such contributions through ownership of shares of the Company's Common Stock (the "Stock").

         2. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") of the Board of Directors (the "Board") of the Company designated by the Board for that purpose. Unless and until a Committee is appointed, the Plan shall be administered by the entire Board, and references in the Plan to the "Committee" shall be deemed references to the Board. The Committee shall have authority, not inconsistent with the express provisions of the Plan: (a) to
(i) issue options to purchase Stock granted in accordance with the formula set forth in Section 4.a hereof to Eligible Directors (as defined below) and (ii) grant additional options to purchase Stock to Eligible Directors pursuant to
Section 4.b hereof (an option granted under either Section 4.a or 4.b hereof is referred to herein as an "Option"); (b) to prescribe the form or forms of instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (d) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee shall be conclusive and shall bind all parties.

         3. ELIGIBILITY OF DIRECTORS FOR STOCK OPTIONS. Directors eligible to receive Options ("Eligible Directors") shall be those directors who are not, at the time they become an Eligible Director, employees of the Company or of any subsidiary of the Company and (i) who are directors on the Effective Date of this Plan (which shall be the eligibility date for such directors) or (ii) who are first elected a director of the Company after the Effective Date of this Plan (which election date shall be the eligibility date for any such director).

         4.   GRANT OF OPTIONS; EXERCISE PRICE.

         a. Each Eligible Director shall receive the following automatic option grants:

              i. Each Eligible Director shall, on the date he or she is first elected or appointed as a director of the Company, automatically be granted an Option to purchase 20,000 shares of Stock of the Company (subject to adjustment as provided in Sections 5 and 10) at an exercise price equal to the Fair Market Value of the Stock on the effective date of grant; PROVIDED, HOWEVER, that if an Eligible Director is elected to or appointed to less than a full three-year term of office, the number of shares subject to such Option shall be reduced to that number obtained by multiplying 20,000 by a fraction, the numerator of which is the number of days in the term of office for which such Eligible Director is elected or appointed and the denominator of which is 1,096;

              ii. thereafter, each Eligible Director shall, on each of the first and second anniversaries of date he or she is first elected or appointed as a director of the Company, and provided that such person is then serving as a director of the Company, automatically be granted an Option to purchase 10,000 shares of Stock of the Company (subject to adjustment as provided in Sections 5 and 10) at an exercise price equal to the Fair Market Value of the Stock on the effective date of grant; PROVIDED, HOWEVER, that (A) if the term of office of such Eligible Director is more than one year but less than two years, the number of shares subject to the Option to be granted on such first anniversary shall be reduced to that number obtained by multiplying 10,000 by a fraction, the numerator of which is the number of days in the second year of the term of office of such Eligible Director and the denominator of which is 365 and (B) and if the term of office of such Eligible Director is more than two years but less than three years, the number of shares subject to the Option to be granted on such second anniversary shall be reduced to that number obtained by multiplying 10,000 by a fraction, the numerator of which is the number of days in the third year of the term of office of such Eligible Director and the denominator of which is 365; and

              iii. thereafter, with respect to each Eligible Director who is elected to a new three-year term of office, such Eligible Director shall automatically be granted (A) on the date of such election, an Option to purchase 20,000 shares of Stock of the Company (subject to adjustment as provided in Sections 5 and 10) and (B) on each of the first and second anniversaries of such re-election, an Option to purchase 10,000 shares of Stock of the Company (in each case subject to adjustment as provided in Sections 5 and 10), provided that such person is then serving as a director of the Company, in each case at an exercise price equal to the Fair Market Value of the Stock on the effective date of grant.

         b. The Committee may, at such time or times as it may choose, grant additional Options to any Eligible Director, with the number of shares of Stock subject to each such Option and the terms and conditions of each such Option to be determined by the Committee subject to the other provisions of this Plan (other than Sections 4.a and 7.a hereof). The exercise price of each such Option shall not be less than the Fair Market Value of the Stock on the effective date of grant.

         c. All Options granted under this Plan shall expire on the tenth anniversary of the effective date of grant.

         5. NUMBER OF SHARES. The number of shares of Stock of the Company which may be issued upon the exercise of Options granted under the Plan, including shares forfeited pursuant to Section 7, shall not exceed 500,000 in the aggregate, subject to increase under Section 10, which increases and appropriate adjustments as a result thereof shall be made by the Committee, whose determination shall be binding on all persons.

         6. STOCK TO BE DELIVERED. Shares of Stock to be delivered pursuant to an Option granted under this Plan may constitute an original issue of authorized Stock or may consist of previously issued Stock acquired by the Company, as shall be determined by the Board. The Board and the proper officers of the Company shall take any appropriate action required for such delivery. No fractional shares shall be delivered under the Plan.

         The Company will not be obligated to deliver any shares of Stock pursuant to the Plan (a) until all conditions of the Option have been satisfied,
(b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (c) if the outstanding Stock is at the time listed on NASDAQ or any other stock exchange, until the shares to be delivered have been listed or authorized to be listed on NASDAQ or such other exchange upon official notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Options, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

         If an Option is exercised by the Eligible Director's legal representative, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

         7.   EXERCISABILITY; EXERCISE; PAYMENT OF EXERCISE PRICE.

         a.   (i)    All Options granted under Section 4.a.i and clause (A) of
Section 4.a.iii of the Plan shall become exercisable as to 6,667 shares after one year from the effective date of the grant, as to an additional 6,667 shares after two years from the effective date of grant, and as to the final 6,666 shares after three years from the effective date of grant so that the Options are 100% exercisable three years from the effective date of the grant; PROVIDED, HOWEVER, that if an Eligible Director is granted an Option for fewer than 20,000 shares as a result of the proviso to the first sentence of Section 4.a.i, such Option shall become exercisable as follows: at the scheduled end of the term of office of such Eligible Director, the lesser of 6,667 shares or the full amount of the Option; if the scheduled term of office exceeds one year, at one year prior to the scheduled end of such term of office, the lesser of 6,667 shares or the remainder of such Option; if the scheduled term of office exceeds two years, at two years prior to the scheduled end of such term of office, the remainder of such Option.

              (ii)   All Options granted under Section 4.a.ii and clause (B) of
Section 4.a.iii of the Plan shall be exercisable in full immediately upon grant.

         b. Each Option granted under Section 4.b hereof shall become exercisable at such time or times, and on such conditions, as the Committee may specify; PROVIDED, HOWEVER, that if the Committee does not so specify, one-third of the shares subject to such Option may be purchased commencing one year after the effective date of grant, and an additional one-third of such shares may be purchased commencing on each of the second and third anniversaries of the effective date of grant.

         c. The Committee may at any time and from time to time (i) accelerate the time at which all or any part of an Option may be exercised, (ii) provide for the acceleration of the exercisability of an Option upon the occurrence of certain events and (iii) extend the time by which an Option must be exercised (e.g., following death or termination) up to the latest date by which such Option could have been exercised without regard to Section 8 hereof. The Committee may reduce the exercise price of an Option at any time after the time of grant, but in no event may the exercise price paid for Stock which is part of an original issue of authorized Stock be less than the par value per share of the Stock.

         d. Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any documents required by the Committee and (2) payment in full as provided below for the number of shares for which the Option is exercised.

         e. The exercise price of Stock purchased on exercise of an Option must be paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company or (2) through the delivery of shares of Stock which have been outstanding and held by the Option holder for at least six months and which have a Fair Market Value on the last business day preceding the date of exercise equal to the exercise price, or (3) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (4) by any combination of the permissible forms of payment.

         f. To the extent shares of Stock covered under an Option are not delivered because the Option lapses or is terminated, such forfeited shares may be regranted in another Option within the limits set forth in Section 5.

         8.   TERMINATION OF OPTIONS.

         a. If an Eligible Director ceases to be a director by reason of death or total and permanent disability (as determined by the Committee), the following will apply:

         All Options held by the Eligible Director that are not exercisable on the thirtieth day after termination of the Eligible Director's status as a director will terminate as of such date. All Options that are exercisable as of said thirtieth day will continue to be exercisable until the earlier of (1) the first anniversary of the date on which the Eligible Director's status as a director ended or (2) the date on which the Option would have terminated had the Eligible Director remained a director. If the Eligible Director has died or is totally or permanently disabled, the Option may be exercised within such limits by the Eligible Director's legal representative.

         b. If an Eligible Director's service with the Company terminates for any reason other than death or incapacity as provided above, all options held by the director that are not then exercisable shall terminate. Options that are exercisable on the date of such termination shall continue to be exercisable until the earlier of (1) three months thereafter or (2) the date on which the Option would have terminated had the director remained an Eligible Director, and after completion of that period, such Options shall terminate to the extent not previously exercised, expired or terminated.

         c. Certain Corporate Transactions. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets or a dissolution or liquidation of the Company (a "covered transaction"), all outstanding Options under the Plan will terminate as of the effective date of the covered transaction, provided that each such outstanding Option not otherwise exercisable shall become immediately exercisable in full 20 days prior to the effective date thereof.

         9.    GENERAL PROVISIONS.

         a. DOCUMENTATION OF OPTIONS. Options will be evidenced by written instruments prescribed by the Committee from time to time. Such instruments may be in the form of agreements, to be executed by both an Eligible Director and the Company, or certificates, letters or similar instruments, which need not be executed by an Eligible Director but acceptance of which will evidence agreement to the terms thereof.

         b. RIGHTS AS A STOCKHOLDER. An option holder shall not have the rights of a stockholder with respect to Options under the Plan except as to Stock actually received by him or her under the Plan.

         c. TAX WITHHOLDING. The Eligible Director or other appropriate person shall remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Stock. If and to the extent that such withholding is required, the Committee may permit the Eligible Director or such other person to elect at such time and in such manner as the Committee provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement.

         d. NONTRANSFERABILITY OF OPTIONS. No Option may be transferred other than by will or by the laws of descent and distribution, and during a director's lifetime an Option may be exercised only by the director (or, in the event of the director's incapacity, the person or persons legally appointed to act on the director's behalf).

         10.   ADJUSTMENTS IN THE EVENT OF CERTAIN TRANSACTIONS.

         a. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to common stockholders other than normal cash dividends, the Committee will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 5 above.

         b. In any event referred to in paragraph (a), the Committee will also make any appropriate adjustments to the number and kind of shares of stock or securities subject to Options then outstanding or subsequently granted, exercise prices relating to Options and any other provision of Options affected by such change. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Committee that adjustments are appropriate to avoid distortion in the operation of the Plan.

         11. FAIR MARKET VALUE. For purposes of the Plan, Fair Market Value of a share of Stock on any date will be the average of the bid and asked prices in the over-the-counter market with respect to such Stock, as reported by the National Association of Securities Dealers, Inc. ("NASD") Automated Quotations System or such other similar system then in use (or by the appropriate equivalent closing price if the Stock is then listed on any stock exchange or is included in the NASD National Market System), on that date; or, if on any such a date such Stock is not quoted by any such organization, the average of the closing bid and asked prices with respect to such Stock, as furnished by a professional market maker making a market in such Stock selected by the Committee; or if such prices are not available, the fair market value of such Stock as of such date as determined in good faith by the Committee; PROVIDED, HOWEVER, that the Fair Market Value of shares subject to Options granted on the Effective Date shall be the price per share to the public of the Common Stock issued in the Company's IPO.

         12. EFFECTIVE DATE AND TERM. This Plan, having been approved by the Board of Directors on September 1, 1993, shall become, in accordance with the terms of the approving vote of the Board, effective on the effectiveness of the Company's first Registration Statement on Form S-1 for the registration of the sale of its Common Stock under the Securities Act of 1933, as amended ("IPO") (the "Effective Date"), subject to approval of this Plan by vote of a majority of the shareholders of the Company present and eligible to vote on the question at an annual or special meeting of stockholders held not later than September 1, 1994. Options may be granted under the Plan prior to the date of stockholder approval, and options so granted shall be effective on the effective date of grant subject to stockholder approval of the Plan as provided in this Section. No Options may be awarded under this Plan after November 1, 2003, but the Plan shall continue thereafter while previously awarded Options remain subject to the Plan.

         13. EFFECT OF TERMINATION, AND AMENDMENT. Neither adoption of the Plan nor the grant of Options to an Eligible Director shall confer upon any person any right to continued status as a director with the Company or any subsidiary or affect in any way the right of the Company or subsidiary to terminate a director relationship at any time or affect the Company's right to grant to such director options or other stock awards that are not subject to the Plan, to issue to such director stock as a bonus or otherwise, or to adopt other plans or arrangements under which stock may be issued to directors. The Committee may at any time terminate the Plan as to any further grants of Options. The Committee may at any time or times amend the Plan for any purpose which may at the time be permitted by law.

DETACH CARD                                                          DETACH CARD


                               FTP SOFTWARE, INC.

Dear Stockholder,

Please take note of the important information enclosed with this proxy card.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach and return it in the enclosed postage paid envelope.

Your vote must be received prior to the 1998 Annual Meeting of Stockholders, June 11, 1998. Whether or not you plan to be personally present at the meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope. If you later desire to revoke your proxy, you may do so at any time before it is exercised by following the instructions on page one of the accompanying Proxy Statement.

Thank you in advance for your prompt consideration.

Sincerely,

FTP Software, Inc.

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE


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                               FTP SOFTWARE, INC.
--------------------------------------------------------------------------------

                  THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR.
                                                          ---

Mark box at right if an address change has been noted on the reverse side    / /
of this card.

RECORD DATE SHARES:


                                                         -----------------------
   Please be sure to sign and date this Proxy.             Date
--------------------------------------------------------------------------------



------Stockholder sign here------------------------------Co-owner sign here-----


                                             For All        With-     For All
                                            Nominees        hold      Except
1. Election of the following nominees as       / /           / /       / /
   Class II Directors:

            Kevin J. Burns
            Vinton G. Cerf

   If you wish to withhold your vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name.

                                               For        Against     Abstain
2. To approve an amendment to the FTP          / /          / /        / /
   Software, Inc. 1996 Executive Equity
   Incentive Plan to (a) increase the total number of shares of Common Stock with respect to which awards may be granted from 1,500,000 to 2,100,000 and (b)
   increase the total number of shares of
   Common Stock with respect to which
   restricted stock awards may be granted
   from 100,000 to 200,000.

3  To approve the FTP Software, Inc., Amended   For        Against     Abstain
   and Restated 1993 Non-Employee Directors'   / /          / /        / /
   Stock Option Plan.

   The shares represented by this proxy, if properly executed, will be voted in accordance with the instructions appearing herein. IN THE ABSENCE OF
   SPECIFIC INSTRUCTIONS, THE SHARES REPRESENTED BY THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.

   Receipt of the Notice of 1998 Annual Meeting of Stockholders and Proxy Statement dated April 27, 1998 relating to the Meeting is hereby acknowledged.

FTP SOFTWARE, INC.
                                                                 [FTP LOGO]
1998 Annual Meeting of Stockholders
of FTP Software, Inc., June 11, 1998
Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Douglas F. Flood, John F. Geraghty and James A. Tholen, and each of them singly, with full power of substitution, as proxies to vote and act at the FTP Software, Inc. 1998 Annual Meeting of Stockholders to be held on June 11, 1998 at 10:00 a.m., and at any and all postponements and adjournments thereof (the "Meeting"), upon and with respect to the number of shares of the common stock of FTP Software, Inc., $.01 par value per share ("Common Stock"), as to which the undersigned may be entitled to vote or act. The undersigned instructs such proxies, or their substitutes, to vote in such manner as they may determine on any matters which may come before the Meeting, all as indicated in the accompanying Notice of 1998 Annual Meeting of Stockholders and Proxy Statement, and to vote on the proposals listed on the reverse side hereof as specified by the undersigned on the reverse side. All proxies heretofore given by the undersigned in respect of the Meeting are hereby revoked.

UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED ON THE REVERSE SIDE HEREOF, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES FOR DIRECTORS NAMED AND DESCRIBED IN THE PROXY STATEMENT, IN FAVOR OF THE PROPOSAL TO APPROVE THE AMENDMENT TO THE FTP SOFTWARE, INC. 1996 EXECUTIVE EQUITY INCENTIVE PLAN DESCRIBED IN THE PROXY STATEMENT AND IN FAVOR OF THE PROPOSAL TO APPROVE THE FTP SOFTWARE, INC. AMENDED AND RESTATED 1993 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN DESCRIBED IN THE PROXY STATEMENT, AND IN THE DISCRETION OF THE NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.

--------------------------------------------------------------------------------
           PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


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Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign.
If a corporation, sign in full corporate name by president or authorized officer. If a partnership, sign in partnership name by authorized person. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
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HAS YOUR ADDRESS CHANGED?


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